Exhibit 99.1

FOR IMMEDIATE RELEASE

Plains All American Pipeline, L.P. and Plains GP Holdings Report Second-Quarter 2016 Results

(Houston — August 2, 2016) Plains All American Pipeline, L.P. (NYSE: PAA) and Plains GP Holdings (NYSE: PAGP) today reported second-quarter 2016 results.

Plains All American Pipeline, L.P.

Summary Financial Information (1) (unaudited)

(in millions, except per unit data)

	Three Months Ended			Six Months Ended
	June 30,		%	June 30,		%
	2016	2015	Change	2016	2015	Change
Net income attributable to PAA	$101	$124	(19)%	$302	$407	(26)%
Diluted net income/(loss) per common unit	$(0.20)	$(0.06)	(233)%	$(0.13)	$0.29	(145)%
Diluted weighted average common units outstanding	398	397	—%	398	393	1%

	Three Months Ended			Six Months Ended
	June 30,		%	June 30,		%
	2016	2015	Change	2016	2015	Change
Adjusted net income attributable to PAA	$136	$255	(47)%	$491	$624	(21)%
Diluted adjusted net income/(loss) per common unit	$(0.12)	$0.27	(144)%	$0.33	$0.83	(60)%
EBITDA	$415	$372	12%	$863	$881	(2)%
Adjusted EBITDA	$461	$486	(5)%	$1,082	$1,108	(2)%
Distribution per common unit declared for the period	$0.700	$0.695	0.7%

(1)             PAA’s reported results include the impact of items that affect comparability between reporting periods. The impact of certain of these items is excluded from adjusted results. See the section of this release entitled “Non-GAAP Financial Measures and Selected Items Impacting Comparability” and the tables attached hereto for information regarding certain selected items that PAA believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures (such as adjusted EBITDA) and their reconciliation to the most directly comparable measures as reported in accordance with GAAP.

“PAA continues to execute well during a challenging environment,” said Greg Armstrong, Chairman and CEO of Plains All American. “We reported second-quarter adjusted EBITDA of $461 million, which was approximately $21 million or 5% above the midpoint of our second-quarter guidance.”

“Although we remain cautious over the near term and have left our full year 2016 adjusted EBITDA guidance midpoint unchanged at $2.175 billion, we believe PAA is well positioned to manage through near term industry challenges and to prosper over the intermediate to long term. Importantly, based on PAA’s 2016 guidance and accounting for our recently announced simplification transaction and intended distribution reset, PAA’s pro forma distribution coverage for the full year of 2016 is expected to be approximately 1.05 times.”

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Armstrong added, “PAA has $2.9 billion of liquidity and our performance is expected to benefit from increases in minimum volume commitments on existing assets as well as numerous capital projects scheduled to come on line over the next 18 months. Additionally, PAA has a large interconnected crude midstream platform that has significant leverage to a sustained increase in U.S. crude oil production with no-to-low incremental capital investment.”

The following table summarizes selected PAA financial information by segment for the second quarter and first half of 2016:

Summary of Selected Financial Data by Segment (1) (unaudited)

(in millions)

	Three Months Ended			Three Months Ended
	June 30, 2016			June 30, 2015
	Transportation	Facilities	Supply and Logistics	Transportation	Facilities	Supply and Logistics
Reported segment profit/(loss)	$252	$156	$(18)	$186	$144	$41
Selected items impacting comparability of segment profit (2)	9	5	57	70	2	43
Adjusted segment profit	$261	$161	$39	$256	$146	$84
Percentage change in reported segment profit/(loss) versus 2015 period	35%	8%	(144)%
Percentage change in adjusted segment profit versus 2015 period	2%	10%	(54)%

	Six Months Ended			Six Months Ended
	June 30, 2016			June 30, 2015
	Transportation	Facilities	Supply and Logistics	Transportation	Facilities	Supply and Logistics
Reported segment profit	$499	$315	$19	$428	$285	$171
Selected items impacting comparability of segment profit (2)	31	12	205	74	5	144
Adjusted segment profit	$530	$327	$224	$502	$290	$315
Percentage change in reported segment profit versus 2015 period	17%	11%	(89)%
Percentage change in adjusted segment profit versus 2015 period	6%	13%	(29)%

(1)             PAA’s reported results include the impact of items that affect comparability between reporting periods. The impact of certain of these items is excluded from adjusted results. See the section of this release entitled “Non-GAAP Financial Measures and Selected Items Impacting Comparability” and the tables attached hereto for information regarding certain selected items that PAA believes impact comparability of financial results between reporting periods.

(2)             Certain of our non-GAAP financial measures may not be impacted by each of the selected items impacting comparability.

Plains GP Holdings

PAGP’s sole assets are its ownership interest in PAA’s general partner and incentive distribution rights.  As the control entity of PAA, PAGP consolidates PAA’s results into its financial statements, which is reflected in the condensed consolidating balance sheet and income statement tables included at the end of this release.  Information regarding PAGP’s distributions is reflected below:

	Q2 2016	Q1 2016	Q2 2015
Distribution per Class A share declared for the period	$0.231	$0.231	$0.227
Q2 2016 distribution percentage growth from prior periods		—%	1.8%

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

Conference Call

PAA and PAGP will hold a conference call on August 3, 2016 (see details below).  Prior to this conference call, PAA will furnish a current report on Form 8-K, which will include material in this news release as well as PAA’s financial and operational guidance for the third quarter and full year of 2016.  A copy of the Form 8-K will be available at www.plainsallamerican.com, where PAA and PAGP routinely post important information.

The PAA and PAGP conference call will be held at 11:00 a.m. ET on Wednesday, August 3, 2016 to discuss the following items:

1.              PAA’s second-quarter 2016 performance;

2.              The status of major expansion projects;

3.              Capitalization and liquidity;

4.              Financial and operating guidance for the third quarter and full year of 2016; and

5.              PAA and PAGP’s outlook for the future.

Conference Call Webcast Instructions

To access the Internet webcast of the conference call, please go to www.plainsallamerican.com, under the “Investor Relations” section of the website (Navigate to: Investor Relations / either “PAA” or “PAGP” / News & Events / Quarterly Earnings).  Following the live webcast, an audio replay in MP3 format will be available on the website within two hours after the end of the call and will be accessible for a period of 365 days.

Non-GAAP Financial Measures and Selected Items Impacting Comparability

To supplement our financial information presented in accordance with GAAP, management uses additional measures known as “non-GAAP financial measures” in its evaluation of past performance and prospects for the future. The primary additional measures used by management are adjusted earnings before interest, taxes, depreciation and amortization (“adjusted EBITDA”) and implied distributable cash flow (“DCF”).

Management believes that the presentation of such additional financial measures provides useful information to investors regarding our performance and results of operations because these measures, when used to supplement related GAAP financial measures, (i) provide additional information about our core operating performance and ability to fund distributions to our unitholders through cash generated by our operations and (ii) provide investors with the same financial analytical framework upon which management bases financial, operational, compensation and planning/budgeting decisions. We also present these and additional non-GAAP financial measures, including adjusted net income attributable to PAA, basic and diluted adjusted net income per common unit and adjusted segment profit, as they are measurements that investors, rating agencies and debt holders have indicated are useful in assessing us and our results of operations. These non-GAAP measures may exclude, for example, (i) charges for obligations that are expected to be settled with the issuance of equity instruments, (ii) the mark-to-market of derivative instruments that are related to underlying activities in another period (or the reversal of such adjustments from a prior period), the mark-to-market related to our Preferred Distribution Rate Reset Option, gains and losses on derivatives that are related to investing activities (such as the purchase of linefill) and inventory valuation adjustments, as applicable, (iii) long-term

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

inventory costing adjustments, (iv) items that are not indicative of our core operating results and business outlook and/or (v) other items that we believe should be excluded in understanding our core operating performance. These measures may further be adjusted to include amounts related to deficiencies associated with minimum volume commitments whereby we have billed the counterparties for their deficiency obligation and such amounts are recognized as deferred revenue in “Accounts payable and accrued liabilities” in our Condensed Consolidated Financial Statements. Such amounts are presented net of applicable amounts subsequently recognized into revenue. Furthermore, the calculation of these measures contemplates tax effects as a separate reconciling item, where applicable.  We have defined all such items as “Selected Items Impacting Comparability.” Due to the nature of the selected items, certain selected items impacting comparability may impact certain non-GAAP financial measures, referred to as adjusted results, but not impact other non-GAAP financial measures. We consider an understanding of these selected items impacting comparability to be material to the evaluation of our operating results and prospects.

Our definition and calculation of certain non-GAAP financial measures may not be comparable to similarly-titled measures of other companies. Adjusted EBITDA, Implied DCF and other non-GAAP financial measures are reconciled to the most comparable measures as reported in accordance with GAAP for the periods presented in the tables attached to this release, and should be viewed in addition to, and not in lieu of, our Condensed Consolidated Financial Statements and notes thereto. In addition, we encourage you to visit our website at www.plainsallamerican.com (in particular the section under “Financial Information” entitled “Non-GAAP Reconciliations” within the “Investor Relations” tab), which presents a reconciliation of EBITDA as well as certain other commonly used non-GAAP and supplemental financial measures.

Forward Looking Statements

Except for the historical information contained herein, the matters discussed in this release consist of forward-looking statements that involve certain risks and uncertainties that could cause actual results or outcomes to differ materially from results or outcomes anticipated in the forward-looking statements. These risks and uncertainties include, among other things, declines in the volume of crude oil, refined product and NGL shipped, processed, purchased, stored, fractionated and/or gathered at or through the use of our assets, whether due to declines in production from existing oil and gas reserves, failure to develop or slowdown in the development of additional oil and gas reserves, whether from reduced cash flow to fund drilling or the inability to access capital, or other factors; the effects of competition; failure to implement or capitalize, or delays in implementing or capitalizing, on expansion projects; unanticipated changes in crude oil market structure, grade differentials and volatility (or lack thereof); environmental liabilities or events that are not covered by an indemnity, insurance or existing reserves; fluctuations in refinery capacity in areas supplied by our mainlines and other factors affecting demand for various grades of crude oil, refined products and natural gas and resulting changes in pricing conditions or transportation throughput requirements; the occurrence of a natural disaster, catastrophe, terrorist attack or other event, including attacks on our electronic and computer systems; maintenance of our credit rating and ability to receive open credit from our suppliers and trade counterparties; tightened capital markets or other factors that increase our cost of capital or limit our ability to obtain debt or equity financing on satisfactory terms to fund additional acquisitions, expansion projects, working capital requirements and the repayment or refinancing of indebtedness; the currency exchange rate of the Canadian dollar; continued creditworthiness of, and performance by, our counterparties, including financial institutions and trading companies with which we do business; inability to recognize current revenue attributable to deficiency payments received from customers who fail to ship or move more than

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

minimum contracted volumes until the related credits expire or are used; non-utilization of our assets and facilities; increased costs, or lack of availability, of insurance; weather interference with business operations or project construction, including the impact of extreme weather events or conditions; the availability of, and our ability to consummate, acquisition or combination opportunities; the successful integration and future performance of acquired assets or businesses and the risks associated with operating in lines of business that are distinct and separate from our historical operations; the effectiveness of our risk management activities; shortages or cost increases of supplies, materials or labor; the impact of current and future laws, rulings, governmental regulations, accounting standards and statements and related interpretations; fluctuations in the debt and equity markets, including the price of our units at the time of vesting under our long-term incentive plans; risks related to the development and operation of our assets, including our ability to satisfy our contractual obligations to our customers; factors affecting demand for natural gas and natural gas storage services and rates; general economic, market or business conditions and the amplification of other risks caused by volatile financial markets, capital constraints and pervasive liquidity concerns; and other factors and uncertainties inherent in the transportation, storage, terminalling and marketing of crude oil and refined products, as well as in the storage of natural gas and the processing, transportation, fractionation, storage and marketing of natural gas liquids as discussed in the Partnerships’ filings with the Securities and Exchange Commission.

Plains All American Pipeline, L.P. is a publicly traded master limited partnership that owns and operates midstream energy infrastructure and provides logistics services for crude oil, natural gas liquids (“NGL”), natural gas and refined products. PAA owns an extensive network of pipeline transportation, terminalling, storage and gathering assets in key crude oil and NGL producing basins and transportation corridors and at major market hubs in the United States and Canada. On average, PAA handles over 4.6 million barrels per day of crude oil and NGL in its Transportation segment. PAA is headquartered in Houston, Texas.

Plains GP Holdings is a publicly traded entity that owns an interest in the general partner and incentive distribution rights of Plains All American Pipeline, L.P., one of the largest energy infrastructure and logistics companies in North America. PAGP is headquartered in Houston, Texas.

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1)

(in millions, except per unit data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015

REVENUES	$4,950	$6,663	$9,060	$12,605

COSTS AND EXPENSES
Purchases and related costs	4,224	5,848	7,571	10,890
Field operating costs	303	417	603	763
General and administrative expenses	73	79	140	157
Depreciation and amortization	204	108	319	212
Total costs and expenses	4,804	6,452	8,633	12,022

OPERATING INCOME	146	211	427	583

OTHER INCOME/(EXPENSE)
Equity earnings in unconsolidated entities	40	52	87	89
Interest expense, net	(114)	(107)	(227)	(212)
Other income/(expense), net	25	1	30	(3)

INCOME BEFORE TAX	97	157	317	457
Current income tax expense	(9)	(19)	(40)	(61)
Deferred income tax benefit/(expense)	14	(14)	27	12

NET INCOME	102	124	304	408
Net income attributable to noncontrolling interests	(1)	—	(2)	(1)
NET INCOME ATTRIBUTABLE TO PAA	$101	$124	$302	$407

NET INCOME PER COMMON UNIT:
Net income/(loss) allocated to common unitholders — Basic	$(81)	$(23)	$(53)	$113
Basic weighted average common units outstanding	398	397	398	390
Basic net income/(loss) per common unit	$(0.20)	$(0.06)	$(0.13)	$0.29

Net income/(loss) allocated to common unitholders — Diluted	$(81)	$(23)	$(53)	$113
Diluted weighted average common units outstanding	398	397	398	393
Diluted net income/(loss) per common unit	$(0.20)	$(0.06)	$(0.13)	$0.29

(1)             The 2015 periods have been retroactively adjusted to reflect the reclassification of the amortization of debt issuance costs from “Depreciation and amortization” to “Interest expense, net” as a result of our adoption of revised debt issuance costs guidance issued by the FASB.

ADJUSTED RESULTS

(in millions, except per unit data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015

Adjusted net income attributable to PAA	$136	$255	$491	$624

Diluted adjusted net income/(loss) per common unit	$(0.12)	$0.27	$0.33	$0.83

Adjusted EBITDA	$461	$486	$1,082	$1,108

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

CONDENSED CONSOLIDATED BALANCE SHEET DATA

(in millions)

	June 30,	December 31,
	2016	2015
ASSETS
Current assets	$3,603	$2,969
Property and equipment, net	13,598	13,474
Goodwill	2,396	2,405
Investments in unconsolidated entities	2,161	2,027
Linefill and base gas	902	898
Long-term inventory	184	129
Other long-term assets, net	319	386
Total assets	$23,163	$22,288

LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities	$4,029	$3,407
Senior notes, net of unamortized discounts and debt issuance costs	9,128	9,698
Other long-term debt	358	677
Other long-term liabilities and deferred credits	678	567
Total liabilities	14,193	14,349

Partners’ capital excluding noncontrolling interests	8,912	7,881
Noncontrolling interests	58	58
Total partners’ capital	8,970	7,939
Total liabilities and partners’ capital	$23,163	$22,288

DEBT CAPITALIZATION RATIOS

(in millions)

	June 30,	December 31,
	2016	2015
Short-term debt	$1,302	$999
Long-term debt	9,486	10,375
Total debt	$10,788	$11,374

Long-term debt	$9,486	$10,375
Partners’ capital	8,970	7,939
Total book capitalization	$18,456	$18,314
Total book capitalization, including short-term debt	$19,758	$19,313

Long-term debt-to-total book capitalization	51%	57%
Total debt-to-total book capitalization, including short-term debt	55%	59%

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

OPERATING DATA (1)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015

Transportation segment (average daily volumes in thousands of barrels per day):
Volumes from tariff activities
Crude oil pipelines (by region):
Permian Basin (2)	2,178	1,886	2,112	1,773
South Texas / Eagle Ford (2)	274	308	294	286
Western	211	207	193	237
Rocky Mountain (2)	431	426	434	439
Gulf Coast	613	575	597	508
Central	398	432	388	434
Canada	379	393	386	403
Crude oil pipelines	4,484	4,227	4,404	4,080
NGL pipelines	182	193	180	192
Total volumes from tariff activities	4,666	4,420	4,584	4,272
Trucking	115	109	110	115
Transportation segment total volumes	4,781	4,529	4,694	4,387

Facilities segment (average monthly volumes):
Crude oil, refined products and NGL terminalling and storage (average monthly capacity in millions of barrels)	105	99	105	99
Rail load / unload volumes (average volumes in thousands of barrels per day)	127	233	109	220
Natural gas storage (average monthly working capacity in billions of cubic feet)	97	97	97	97
NGL fractionation (average volumes in thousands of barrels per day)	105	103	110	103
Facilities segment total volumes (average monthly volumes in millions of barrels) (3)	128	126	128	125

Supply and Logistics segment (average daily volumes in thousands of barrels per day):
Crude oil lease gathering purchases	885	967	899	974
NGL sales	176	158	242	222
Waterborne cargos	5	—	6	—
Supply and Logistics segment total volumes	1,066	1,125	1,147	1,196

(1)             Average volumes are calculated as total volumes for the period (attributable to our interest) divided by the number of days or months in the period.

(2)             Region includes volumes (attributable to our interest) from pipelines owned by unconsolidated entities.

(3)             Facilities segment total is calculated as the sum of: (i) crude oil, refined products and NGL terminalling and storage capacity; (ii) rail load and unload volumes multiplied by the number of days in the period and divided by the number of months in the period; (iii) natural gas storage working capacity divided by 6 to account for the 6:1 mcf of natural gas to crude Btu equivalent ratio and further divided by 1,000 to convert to monthly volumes in millions; and (iv) NGL fractionation volumes multiplied by the number of days in the period and divided by the number of months in the period.

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

COMPUTATION OF BASIC AND DILUTED NET INCOME/(LOSS) PER COMMON UNIT

(in millions, except per unit data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Basic Net Income/(Loss) per Common Unit
Net income attributable to PAA	$101	$124	$302	$407
Distributions to Series A preferred units (1)	(33)	—	(55)	—
Distributions to general partner (1)	(155)	(152)	(310)	(300)
Distributions to participating securities (1)	(1)	(1)	(2)	(3)
Undistributed loss allocated to general partner (1)	7	6	12	9
Net income/(loss) allocated to common unitholders in accordance with application of the two-class method for MLPs	$(81)	$(23)	$(53)	$113

Basic weighted average common units outstanding	398	397	398	390

Basic net income/(loss) per common unit	$(0.20)	$(0.06)	$(0.13)	$0.29

Diluted Net Income/(Loss) per Common Unit
Net income attributable to PAA	$101	$124	$302	$407
Distributions to Series A preferred units (1)	(33)	—	(55)	—
Distributions to general partner (1)	(155)	(152)	(310)	(300)
Distributions to participating securities (1)	(1)	(1)	(2)	(3)
Undistributed loss allocated to general partner (1)	7	6	12	9
Net income/(loss) allocated to common unitholders in accordance with application of the two-class method for MLPs	$(81)	$(23)	$(53)	$113

Basic weighted average common units outstanding	398	397	398	390
Effect of dilutive securities: Weighted average LTIP units (2)	—	—	—	3
Diluted weighted average common units outstanding	398	397	398	393

Diluted net income/(loss) per common unit (3)	$(0.20)	$(0.06)	$(0.13)	$0.29

(1)             Net income/(loss) allocated to common unitholders is calculated based on the distributions pertaining to the current period’s net income.  After adjusting for the appropriate period’s distributions, the remaining undistributed earnings or excess distributions over earnings, if any, are allocated to the general partner, common unitholders and participating securities in accordance with the contractual terms of our partnership agreement and as further prescribed under the two-class method.

(2)             Our Long-term Incentive Plan (“LTIP”) awards that contemplate the issuance of common units are considered dilutive unless (i) vesting occurs only upon the satisfaction of a performance condition and (ii) that performance condition has yet to be satisfied. LTIP awards that are deemed to be dilutive are reduced by a hypothetical unit repurchase based on the remaining unamortized fair value, as prescribed by the treasury stock method in guidance issued by the FASB. Such LTIP awards were excluded from the calculation of diluted net income/(loss) per common unit for the three and six months ended June 30, 2016 and the three months ended June 30, 2015 as the effect was antidilutive.

(3)             The possible conversion of our Series A preferred units was excluded from the calculation of diluted net income/(loss) per common unit for the three and six months ended June 30, 2016 as the effect was antidilutive.

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

SELECTED ITEMS IMPACTING COMPARABILITY

(in millions, except per unit data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Selected Items Impacting Comparability (1):
Losses from derivative activities net of inventory valuation adjustments (2)	$(93)	$(60)	$(216)	$(151)
Long-term inventory costing adjustments (3)	67	23	44	(15)
Deficiencies under minimum volume commitments, net (4)	(8)	—	(34)	—
Equity-indexed compensation expense (5)	(11)	(11)	(15)	(22)
Net gain/(loss) on foreign currency revaluation (6)	(1)	(1)	2	26
Line 901 incident (7)	—	(65)	—	(65)
Selected items impacting comparability of EBITDA	$(46)	$(114)	$(219)	$(227)
Deferred income tax expense (8)	—	(22)	—	(22)
Tax effect on selected items impacting comparability	11	5	30	32
Selected items impacting comparability of net income attributable to PAA	$(35)	$(131)	$(189)	$(217)

Impact to basic net income per common unit	$(0.08)	$(0.33)	$(0.46)	$(0.55)
Impact to diluted net income per common unit	$(0.08)	$(0.33)	$(0.46)	$(0.54)

(1)             Certain of our non-GAAP financial measures may not be impacted by each of the selected items impacting comparability.

(2)             We use derivative instruments for risk management purposes and our related processes include specific identification of hedging instruments to an underlying hedged transaction. Although we identify an underlying transaction for each derivative instrument we enter into, there may not be an accounting hedge relationship between the instrument and the underlying transaction. In the course of evaluating our results of operations, we identify the earnings that were recognized during the period related to derivative instruments for which the identified underlying transaction does not occur in the current period and exclude the related gains and losses in determining adjusted results. In addition, we exclude gains and losses on derivatives that are related to investing activities, such as the purchase of linefill. We also exclude the impact of corresponding inventory valuation adjustments, as applicable, as well as the mark-to-market adjustment related to our Preferred Distribution Rate Reset Option.

(3)             We carry approximately 5 million barrels of crude oil and NGL inventory that is comprised of minimum working inventory requirements in third-party assets and other working inventory that is needed for our commercial operations. We consider this inventory necessary to conduct our operations and we intend to carry this inventory for the foreseeable future. Therefore, we classify this inventory as long-term on our balance sheet and do not hedge the inventory with derivative instruments (similar to linefill in our own assets). We treat the impact of changes in the average cost of the long-term inventory (that result from fluctuations in market prices) and writedowns of such inventory that result from price declines as a selected item impacting comparability.

(4)             We have certain agreements that require counterparties to deliver, transport or throughput a minimum volume over an agreed upon period. Substantially all of such agreements were entered into with counterparties to economically support the return on our capital expenditure necessary to construct the related asset. Some of these agreements include make-up rights if the minimum volume is not met. We record a receivable from the counterparty in the period that services are provided or when the transaction occurs, including amounts for deficiency obligations from counterparties associated with minimum volume commitments. If a counterparty has a make-up right associated with a deficiency, we defer the revenue attributable to the counterparty’s make-up right and subsequently recognize the revenue at the earlier of when the deficiency volume is delivered or shipped, when the make-up right expires or when it is determined that the counterparty’s ability to utilize the make-up right is remote. We include the impact of amounts billed to counterparties for their deficiency obligation, net of applicable amounts subsequently recognized into revenue, as a selected item impacting comparability. We believe the inclusion of the contractually committed revenues associated with that period is meaningful to investors as the related asset has been constructed, is standing ready to provide the committed service and the fixed operating costs are included in the current period results.

(5)             Our total equity-indexed compensation expense includes expense associated with awards that will or may be settled in units and awards that will or may be settled in cash. The awards that will or may be settled in units are included in our diluted net income per unit calculation when the applicable performance criteria have been met. We consider the compensation expense associated with these awards as a selected item impacting comparability as the dilutive impact of the outstanding awards is included in our diluted net income per unit calculation and the majority of the awards are expected to be settled in units. The portion of compensation expense associated with awards that are certain to be settled in cash is not considered a selected item impacting comparability.

(6)             During the periods presented, there were fluctuations in the value of CAD to USD, resulting in gains and losses that were not related to our core operating results for the period and were thus classified as a selected item impacting comparability.

(7)             Includes costs related to the Line 901 incident that occurred in May 2015, net of amounts we believe are probable of recovery from insurance.

(8)             Includes the initial cumulative effect of a change in Canadian tax legislation impacting the period.

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PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

SELECTED FINANCIAL DATA BY SEGMENT

(in millions)

	Three Months Ended			Three Months Ended
	June 30, 2016			June 30, 2015
			Supply and			Supply and
	Transportation	Facilities	Logistics	Transportation	Facilities	Logistics
Revenues (1)	$403	$270	$4,652	$402	$269	$6,351
Purchases and related costs (1)	(24)	(6)	(4,566)	(29)	(7)	(6,168)
Field operating costs (1) (2)	(136)	(88)	(74)	(209)	(97)	(110)
Equity-indexed compensation expense - operations	(5)	(2)	(1)	(3)	(1)	—
Segment general and administrative expenses (2) (3)	(21)	(14)	(24)	(22)	(17)	(27)
Equity-indexed compensation expense - general and administrative	(5)	(4)	(5)	(5)	(3)	(5)
Equity earnings in unconsolidated entities	40	—	—	52	—	—
Reported segment profit/(loss)	$252	$156	$(18)	$186	$144	$41

Selected items impacting comparability of segment profit:
(Gains)/losses from derivative activities net of inventory valuation adjustments	$—	$(2)	$121	$—	$—	$60
Long-term inventory costing adjustments	—	—	(67)	—	—	(23)
Deficiencies under minimum volume commitments, net	4	4	—	—	—	—
Equity-indexed compensation expense	5	3	3	5	2	4
Net loss on foreign currency revaluation	—	—	—	—	—	2
Line 901 incident	—	—	—	65	—	—
Selected items impacting comparability of segment profit (4)	$9	$5	$57	$70	$2	$43
Adjusted segment profit	$261	$161	$39	$256	$146	$84

Maintenance capital	$23	$9	$3	$33	$17	$2

	Six Months Ended			Six Months Ended
	June 30, 2016			June 30, 2015
			Supply and			Supply and
	Transportation	Facilities	Logistics	Transportation	Facilities	Logistics
Revenues (1)	$787	$535	$8,473	$803	$525	$11,984
Purchases and related costs (1)	(45)	(11)	(8,243)	(59)	(11)	(11,521)
Field operating costs (1) (2)	(274)	(173)	(155)	(346)	(187)	(227)
Equity-indexed compensation expense - operations	(5)	(2)	(1)	(6)	(2)	(1)
Segment general and administrative expenses (2) (3)	(44)	(30)	(48)	(43)	(33)	(54)
Equity-indexed compensation expense - general and administrative	(7)	(4)	(7)	(10)	(7)	(10)
Equity earnings in unconsolidated entities	87	—	—	89	—	—
Reported segment profit	$499	$315	$19	$428	$285	$171

Selected items impacting comparability of segment profit:
(Gains)/losses from derivative activities net of inventory valuation adjustments	$—	$(1)	$243	$—	$—	$151
Long-term inventory costing adjustments	—	—	(44)	—	—	15
Deficiencies under minimum volume commitments, net	24	10	—	—	—	—
Equity-indexed compensation expense	7	3	5	9	5	8
Net (gain)/loss on foreign currency revaluation	—	—	1	—	—	(30)
Line 901 incident	—	—	—	65	—	—
Selected items impacting comparability of segment profit (4)	$31	$12	$205	$74	$5	$144
Adjusted segment profit	$530	$327	$224	$502	$290	$315

Maintenance capital	$57	$18	$6	$66	$32	$4

(1)             Includes intersegment amounts.

(2)             Field operating costs and Segment general and administrative expenses exclude equity-indexed compensation expense, which is presented separately in the table above.

(3)             Segment general and administrative expenses reflect direct costs attributable to each segment and an allocation of other expenses to the segments. The proportional allocations by segment require judgment by management and are based on the business activities that exist during each period.

(4)             Certain of our non-GAAP financial measures may not be impacted by each of the selected items impacting comparability.

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

FINANCIAL DATA RECONCILIATIONS

(in millions)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015

Net Income to Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”), Excluding Selected Items Impacting Comparability (“Adjusted EBITDA”) and Implied Distributable Cash Flow (“DCF”) Reconciliations

Net Income	$102	$124	$304	$408
Interest expense, net	114	107	227	212
Income tax (benefit)/expense	(5)	33	13	49
Depreciation and amortization	204	108	319	212
EBITDA	$415	$372	$863	$881
Selected items impacting comparability of EBITDA (1)	46	114	219	227
Adjusted EBITDA	$461	$486	$1,082	$1,108
Interest expense, net (2)	(110)	(104)	(219)	(204)
Maintenance capital	(35)	(52)	(81)	(102)
Current income tax expense	(9)	(19)	(40)	(61)
Equity earnings in unconsolidated entities, net of distributions	8	(3)	14	13
Distributions to noncontrolling interests (3)	(1)	(1)	(2)	(2)
Implied DCF (4)	$314	$307	$754	$752

(1)             Certain of our non-GAAP financial measures may not be impacted by each of the selected items impacting comparability.

(2)             Excludes certain non-cash items impacting interest expense such as amortization of debt issuance costs and terminated interest rate swaps.

(3)             Includes distributions that pertain to the current period’s net income, which are paid in the subsequent period.

(4)             Including costs recognized during the period related to the Line 901 incident that occurred during May 2015, Implied DCF would have been $242 million and $687 million for the three and six months ended June 30, 2015, respectively.

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

COMPUTATION OF ADJUSTED BASIC AND DILUTED NET INCOME/(LOSS) PER COMMON UNIT

(in millions, except per unit data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Basic Adjusted Net Income/(Loss) per Common Unit
Net income attributable to PAA	$101	$124	$302	$407
Selected items impacting comparability of net income attributable to PAA (1)	35	131	189	217
Adjusted net income attributable to PAA	136	255	491	624
Distributions to Series A preferred units (2)	(33)	—	(55)	—
Distributions to general partner (2)	(155)	(152)	(310)	(300)
Distributions to participating securities (2)	(1)	(1)	(2)	(3)
Undistributed loss allocated to general partner (2)	6	4	8	5
Adjusted net income/(loss) allocated to common unitholders in accordance with application of the two-class method for MLPs	$(47)	$106	$132	$326

Basic weighted average common units outstanding	398	397	398	390

Basic adjusted net income/(loss) per common unit	$(0.12)	$0.27	$0.33	$0.84

Diluted Adjusted Net Income/(Loss) per Common Unit
Net income attributable to PAA	$101	$124	$302	$407
Selected items impacting comparability of net income attributable to PAA (1)	35	131	189	217
Adjusted net income attributable to PAA	136	255	491	624
Distributions to Series A preferred units (2)	(33)	—	(55)	—
Distributions to general partner (2)	(155)	(152)	(310)	(300)
Distributions to participating securities (2)	(1)	(1)	(2)	(3)
Undistributed loss allocated to general partner (2)	6	4	8	5
Adjusted net income/(loss) allocated to common unitholders in accordance with application of the two-class method for MLPs	$(47)	$106	$132	$326

Basic weighted average common units outstanding	398	397	398	390
Effect of dilutive securities: Weighted average LTIP units (3)	—	3	1	3
Diluted weighted average common units outstanding	398	400	399	393

Diluted adjusted net income/(loss) per common unit (4)	$(0.12)	$0.27	$0.33	$0.83

(1)             Certain of our non-GAAP financial measures may not be impacted by each of the selected items impacting comparability.

(2)             Adjusted net income allocated to common unitholders is calculated based on the distributions pertaining to the current period’s net income.  After adjusting for the appropriate period’s distributions, the remaining undistributed earnings or excess distributions over earnings, if any, are allocated to the general partner, common unitholders and participating securities in accordance with the contractual terms of our partnership agreement and as further prescribed under the two-class method.

(3)             Our Long-term Incentive Plan (“LTIP”) awards that contemplate the issuance of common units are considered dilutive unless (i) vesting occurs only upon the satisfaction of a performance condition and (ii) that performance condition has yet to be satisfied. LTIP awards that are deemed to be dilutive are reduced by a hypothetical unit repurchase based on the remaining unamortized fair value, as prescribed by the treasury stock method in guidance issued by the FASB. Such LTIP awards were excluded from the calculation of diluted net income/(loss) per common unit for the three months ended June 30, 2016 as the effect was antidilutive.

(4)             The possible conversion of our Series A preferred units was excluded from the calculation of diluted adjusted net income/(loss) per common unit for the three and six months ended June 30, 2016 as the effect was antidilutive.

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS GP HOLDINGS AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS (1)

(in millions, except per share data)

	Three Months Ended			Three Months Ended
	June 30, 2016			June 30, 2015
	PAA	Consolidating Adjustments (2)	PAGP	PAA	Consolidating Adjustments (2)	PAGP

REVENUES	$4,950	$—	$4,950	$6,663	$—	$6,663

COSTS AND EXPENSES
Purchases and related costs	4,224	—	4,224	5,848	—	5,848
Field operating costs	303	—	303	417	—	417
General and administrative expenses	73	—	73	79	1	80
Depreciation and amortization	204	1	205	108	—	108
Total costs and expenses	4,804	1	4,805	6,452	1	6,453

OPERATING INCOME	146	(1)	145	211	(1)	210

OTHER INCOME/(EXPENSE)
Equity earnings in unconsolidated entities	40	—	40	52	—	52
Interest expense, net	(114)	(4)	(118)	(107)	(2)	(109)
Other income/(expense), net	25	—	25	1	—	1

INCOME BEFORE TAX	97	(5)	92	157	(3)	154
Current income tax expense	(9)	—	(9)	(19)	—	(19)
Deferred income tax benefit/(expense)	14	(15)	(1)	(14)	(18)	(32)

NET INCOME	102	(20)	82	124	(21)	103
Net income attributable to noncontrolling interests	(1)	(39)	(40)	—	(73)	(73)
NET INCOME ATTRIBUTABLE TO PAGP	$101	$(59)	$42	$124	$(94)	$30

BASIC NET INCOME PER CLASS A SHARE			$0.16			$0.14

DILUTED NET INCOME PER CLASS A SHARE			$0.15			$0.14

BASIC WEIGHTED AVERAGE CLASS A SHARES OUTSTANDING			267			224

DILUTED WEIGHTED AVERAGE CLASS A SHARES OUTSTANDING			624			224

(1)             The 2015 period has been retroactively adjusted to reflect the reclassification of the amortization of debt issuance costs from “Depreciation and amortization” to “Interest expense, net” as a result of our adoption of revised debt issuance costs guidance issued by the FASB.

(2)             Represents the aggregate consolidating adjustments necessary to produce consolidated financial statements for PAGP.

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS GP HOLDINGS AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS (1)

(in millions, except per share data)

	Six Months Ended			Six Months Ended
	June 30, 2016			June 30, 2015
		Consolidating			Consolidating
	PAA	Adjustments (2)	PAGP	PAA	Adjustments (2)	PAGP
REVENUES	$9,060	$—	$9,060	$12,605	$—	$12,605

COSTS AND EXPENSES
Purchases and related costs	7,571	—	7,571	10,890	—	10,890
Field operating costs	603	—	603	763	—	763
General and administrative expenses	140	1	141	157	2	159
Depreciation and amortization	319	1	320	212	1	213
Total costs and expenses	8,633	2	8,635	12,022	3	12,025

OPERATING INCOME	427	(2)	425	583	(3)	580

OTHER INCOME/(EXPENSE)
Equity earnings in unconsolidated entities	87	—	87	89	—	89
Interest expense, net	(227)	(6)	(233)	(212)	(4)	(216)
Other income/(expense), net	30	—	30	(3)	—	(3)

INCOME BEFORE TAX	317	(8)	309	457	(7)	450
Current income tax expense	(40)	—	(40)	(61)	—	(61)
Deferred income tax benefit/(expense)	27	(37)	(10)	12	(36)	(24)

NET INCOME	304	(45)	259	408	(43)	365
Net income attributable to noncontrolling interests	(2)	(179)	(181)	(1)	(303)	(304)
NET INCOME ATTRIBUTABLE TO PAGP	$302	$(224)	$78	$407	$(346)	$61

BASIC NET INCOME PER CLASS A SHARE			$0.30			$0.28

DILUTED NET INCOME PER CLASS A SHARE			$0.29			$0.27

BASIC WEIGHTED AVERAGE CLASS A SHARES OUTSTANDING			260			218

DILUTED WEIGHTED AVERAGE CLASS A SHARES OUTSTANDING			652			606

(1)             The 2015 period has been retroactively adjusted to reflect the reclassification of the amortization of debt issuance costs from “Depreciation and amortization” to “Interest expense, net” as a result of our adoption of revised debt issuance costs guidance issued by the FASB.

(2)             Represents the aggregate consolidating adjustments necessary to produce consolidated financial statements for PAGP.

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS GP HOLDINGS AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

CONDENSED CONSOLIDATING BALANCE SHEET DATA

(in millions)

	June 30, 2016			December 31, 2015
		Consolidating			Consolidating
	PAA	Adjustments (1)	PAGP	PAA	Adjustments (1)	PAGP
ASSETS
Current assets	$3,603	$2	$3,605	$2,969	$3	$2,972
Property and equipment, net	13,598	19	13,617	13,474	19	13,493
Goodwill	2,396	—	2,396	2,405	—	2,405
Investments in unconsolidated entities	2,161	—	2,161	2,027	—	2,027
Deferred tax asset	—	1,893	1,893	—	1,835	1,835
Linefill and base gas	902	—	902	898	—	898
Long-term inventory	184	—	184	129	—	129
Other long-term assets, net	319	(2)	317	386	(3)	383
Total assets	$23,163	$1,912	$25,075	$22,288	$1,854	$24,142

LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities	$4,029	$2	$4,031	$3,407	$2	$3,409
Senior notes, net of unamortized discounts and debt issuance costs	9,128	—	9,128	9,698	—	9,698
Other long-term debt, net of unamortized debt issuance costs	358	591	949	677	557	1,234
Other long-term liabilities and deferred credits	678	—	678	567	—	567
Total liabilities	14,193	593	14,786	14,349	559	14,908

Partners’ capital excluding noncontrolling interests	8,912	(7,110)	1,802	7,881	(6,119)	1,762
Noncontrolling interests	58	8,429	8,487	58	7,414	7,472
Total partners’ capital	8,970	1,319	10,289	7,939	1,295	9,234
Total liabilities and partners’ capital	$23,163	$1,912	$25,075	$22,288	$1,854	$24,142

(1)             Represents the aggregate consolidating adjustments necessary to produce consolidated financial statements for PAGP.

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS GP HOLDINGS AND SUBSIDIARIES

DISTRIBUTION SUMMARY (unaudited)

Q2 2016 PAGP DISTRIBUTION SUMMARY

(in millions, except per unit and per share data)

Q2 2016 (1)
PAA Distribution/Common Unit	$0.7000
GP Distribution/Common Unit	$0.3885
Total Distribution/Common Unit	$1.0885

PAA Common Units Outstanding at 7/29/16	398

Gross GP Distribution	$160
Less: IDR Reduction	(5)
Net Distribution from PAA to AAP (2)	$155
Less: Debt Service	(3)
Less: G&A Expense	(1)
Cash Available for Distribution by AAP	$151

Distributions to AAP Partners
Direct AAP Owners & AAP Management (59% economic interest)	$89
PAGP (41% economic interest)	62
Total distributions to AAP Partners	$151

Distribution to PAGP Investors	$62
PAGP Class A Shares Outstanding at 7/29/16	267
PAGP Distribution/Class A Share	$0.231

(1)             Amounts may not recalculate due to rounding.

(2)             Plains AAP, L.P. (“AAP”) is the general partner of PAA.

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333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291

PLAINS GP HOLDINGS AND SUBSIDIARIES

FINANCIAL SUMMARY (unaudited)

COMPUTATION OF BASIC AND DILUTED NET INCOME PER CLASS A SHARE

(in millions, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Basic Net Income per Class A Share
Net income attributable to PAGP	$42	$30	$78	$61
Basic weighted average Class A shares outstanding	267	224	260	218

Basic net income per Class A share	$0.16	$0.14	$0.30	$0.28

Diluted Net Income per Class A Share
Net income attributable to PAGP	$42	$30	$78	$61
Incremental net income allocated to PAGP resulting from assumed exchange of AAP units and AAP Management Units	52	—	111	105
Net income allocated to PAGP including incremental net income from assumed exchange of AAP units and AAP Management Units	$94	$30	$189	$166

Basic weighted average Class A shares outstanding	267	224	260	218
Dilutive shares resulting from assumed exchange of AAP units and AAP Management Units	357	—	392	388
Diluted weighted average Class A shares outstanding	624	224	652	606

Diluted net income per Class A share	$0.15	$0.14	$0.29	$0.27

Contacts:

Ryan Smith	Al Swanson
Director, Investor Relations	Executive Vice President, CFO
(866) 809-1291	(800) 564-3036

###

333 Clay Street, Suite 1600          Houston, Texas 77002          713-646-4100 / 866-809-1291